UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2013

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 3, 2013, Career Education Corporation (the “Company”) and its subsidiary, CEC Europe, LLC & Investors, S.C.S. (collectively, the “Sellers”), completed the previously announced sale and transfer of control of the educational institutions and associations in its International segment, which consists of the Company’s INSEEC schools and International University of Monaco school located in France and Monaco, respectively (collectively, the “International Segment”), pursuant to a Securities Purchase Agreement dated October 22, 2013 (the “Purchase Agreement”) with Insignis, a company controlled by funds managed by Apax Partners.

The total consideration for the International Segment pursuant to the Purchase Agreement is $305 million, less certain distributions and adjustments prior to closing. After these pre-closing distributions and adjustments, the Company received a cash payment of $276.5 million from Insignis at closing.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 and is incorporated by reference herein.

Pro forma financial information with respect to this transaction is provided in Item 9.01 and the attached Exhibit 99.1, and a copy of the Company’s press release regarding the closing of this transaction is attached as Exhibit 99.2.

There is no material relationship between the Company or any of its subsidiaries or affiliates and Insignis or Apax Partners, other than with respect to the Purchase Agreement.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

Unaudited pro forma condensed consolidated financial statements of the Company required by Article 11 of Regulation S-X are attached as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibits

2.1	Securities Purchase Agreement dated October 22, 2013 between CEC Europe, LLC & Investors, S.C.S., Career Education Corporation and Insignis

99.1	Unaudited pro forma condensed consolidated financial statements of Career Education Corporation

99.2	Press Release of Career Education Corporation dated December 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Colleen M. O’Sullivan
Colleen M. O’Sullivan
Senior Vice President and Chief Financial Officer

Dated: December 4, 2013

Exhibit Index

Exhibit Number	Description of Exhibits

2.1	Securities Purchase Agreement dated October 22, 2013 between CEC Europe, LLC & Investors, S.C.S., Career Education Corporation and Insignis

99.1	Unaudited pro forma condensed consolidated financial statements of Career Education Corporation

99.2	Press Release of Career Education Corporation dated December 4, 2013

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